CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the President of PBHG Insurance Series Fund (the "Fund"), with respect to the Form N-CSR for the period ended December 31, 2003, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: February 20, 2004

                                                   /s/ David J. Bullock
                                                   ----------------------------
                                                   David J. Bullock
                                                   President and Principal
                                                   Executive Officer

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer and Chief Financial Officer of PBHG Insurance Series Fund (the "Fund"), with respect to the Form N-CSR for the period ended December 31, 2003, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: February 20, 2004

                                                   /s/   Lee T. Cummings
                                                   ----------------------------
                                                   Lee T. Cummings
                                                   Treasurer and Principal
                                                   Financial Officer